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                                                                  EXHIBIT 10.42

                                    EMPLOYEE
                        RESTRICTED STOCK AWARD AGREEMENT

                                 PURSUANT TO THE

                TANDY BRANDS ACCESSORIES, INC. 2002 OMNIBUS PLAN

      This EMPLOYEE RESTRICTED STOCK AWARD AGREEMENT is made as of this ____ day of ___________, __________ (the "Date of Grant"), between Tandy Brands Accessories, Inc., a Delaware corporation (the "Company"), and ___________, an employee of the Company or one of its subsidiaries ("Employee").

                              W I T N E S S E T H:

      WHEREAS, the Company desires to carry out the purposes of the Tandy Brands Accessories, Inc. 2002 Omnibus Plan (the "Plan") by awarding Employee with shares of the common stock, $1.00 par value per share ("Common Stock"), of the Company.

      NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Grant of Award. Pursuant to the Plan, the Company hereby grants _________ shares of Common Stock (the "Restricted Shares") to Employee to be issued as hereinafter provided in Employee's name subject to certain restrictions thereon as hereinafter set forth.

      2. Issuance and Delivery of Restricted Shares. The Restricted Shares shall be issued upon acceptance and execution hereof by Employee and upon satisfaction of the terms of this Agreement. The certificates representing the Restricted Shares awarded hereunder shall be held in escrow by the Assistant Secretary of the Company as provided in Section 10.

      3. Vesting of Restricted Shares. The Restricted Shares shall become fully vested and shall no longer be subject to forfeiture upon the third anniversary of the Date of Grant.

      4. Forfeiture of Restricted Shares. Upon Employee's voluntary or involuntary Termination of Service (as defined in the Plan) for any reason or for no reason, including, without limitation, upon the death or Total and Permanent Disability (as defined in the Plan) of Employee, all nonvested Restricted Shares held by Employee shall, immediately upon the occurrence of such event, be forfeited and, except as provided in Section 5 below, no compensation or other amounts shall be paid to Employee with respect thereto. Such forfeited Restricted Shares shall cease to be outstanding and shall no longer confer on Employee any rights as a stockholder with respect to the forfeited Restricted Shares as of the date of forfeiture and upon such forfeiture, Employee shall cease to have any further rights or claims with respect to such forfeited Restricted Shares.

      5. Repurchase of Shares in Case of Forfeiture.

            (a) In the event Employee has paid any consideration (such consideration hereinafter referred to as the "Purchase Price") to the Company for the Restricted Shares, upon Employee's forfeiture of Restricted Shares as a result of an event described in Section 4 hereof, the Company shall repurchase all of such forfeited Restricted Shares

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      and each such forfeited Restricted Share shall be returned to the Company as contemplated by the Plan. The repurchase price of the Restricted Shares to be sold to the Company under this Section 5 (the "Repurchase Price") shall be equal to the Purchase Price paid by Employee for the Restricted Shares that have been forfeited.

            (b) The Company shall repurchase the Restricted Shares as soon as is administratively practical (but in any event within five (5) business days after the event of forfeiture) by the tender to Employee of the Repurchase Price. Tender of the Repurchase Price to Employee shall be effected by delivery via certified mail of a check in the amount of the Repurchase Price.

            (c) The Repurchase Price shall be paid to Employee only after the Company has received from Employee all necessary assignments (including the Assignment Separate From Certificate in the form of Exhibit A), endorsements, certificates of authority, tax releases, consents to transfer, instruments and evidences of title as may be reasonably required by the Company and its counsel.

            (d) If the Company (or its assignees) shall make available, at the time and place and in the amount and form provided in this Agreement, the Repurchase Price for the Restricted Shares to be repurchased in accordance with the provisions of this Section 5, then from and after such time, the person from whom such Restricted Shares are to be repurchased shall no longer have any rights as a holder of such shares (other than the right to receive payment of such Repurchase Price in accordance with this Section 5 and the Plan), and such shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company (or its assignees) shall be deemed the owner and holder of such Restricted Shares, whether or not the certificates therefor have been delivered as required by this Agreement.

      6. Restrictions on Transfer.

            (a) The Restricted Shares may not be resold, pledged as security or otherwise transferred, assigned or encumbered by Employee prior to the date such Restricted Shares are no longer subject to forfeiture, unless specifically agreed in writing by the Company.

            (b) Employee hereby agrees that Employee shall make no disposition of the Restricted Shares unless and until:

                  (1) The forfeiture restrictions applicable to such Restricted
            Shares have lapsed;

                  (2) Employee shall have notified the Company of the proposed disposition and provided a written summary of the terms and conditions of the proposed disposition, unless there is then in effect a registration statement under the Securities Act of 1933 (the "Securities Act") covering such proposed disposition and such disposition is made in accordance with such registration statement;

                  (3) Employee shall have complied with all requirements of this
            Agreement applicable to the disposition of the Restricted Shares;
            and

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                  (4) If reasonably requested by the Company, Employee shall have provided the Company an opinion of counsel in form and substance satisfactory to the Company, that (A) the proposed disposition does not require registration of the Restricted Shares under the Securities Act or (B) all appropriate action necessary for compliance with the registration requirements of the Securities Act or of any exemption from registration available under the Securities Act (including Rule 144) has been taken, provided, however, that in no event shall an opinion of counsel be required if there is then in effect a registration statement under the Securities Act covering such proposed disposition.

            (c) The Company shall not be required (i) to transfer on its books any Restricted Shares that have been sold or transferred in violation of the provisions of this Section 6, or (ii) to treat as the owner of the Restricted Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Restricted Shares have been transferred in contravention of this Agreement. References herein to Employee shall include, where applicable, a permitted transferee.

      7. Restrictive Legend. In order to reflect the restrictions on transfer of the Restricted Shares, the stock certificates for the Restricted Shares will be endorsed with the following legend:

            On the face of the certificate:

            "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

            On the reverse:

            "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Tandy Brands Accessories, Inc. 2002 Omnibus Plan, a copy of which is on file at the principal office of the Company in Arlington, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

      8. Investment Representations. In connection with the grant of the Restricted Shares, Employee represents to the Company the following:

            (a) Employee is accepting the Restricted Shares for Employee's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Employee has no present intention of selling, granting any participation in, or otherwise distributing the Shares. By executing this Agreement, Employee further represents that Employee does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person with respect to any of the Restricted Shares.

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            (b) Employee understands that the Restricted Shares are
      characterized as "restricted securities" under the Securities Act and may not be resold or transferred unless the Restricted Shares are first registered under the federal securities laws or unless an exemption from such registration is available. Accordingly, Employee hereby acknowledges that Employee is prepared to hold the Restricted Shares for an indefinite period and that Employee is aware that Rule 144 of the Securities and Exchange Commission promulgated under the Securities Act is not presently available to exempt the sale of the Restricted Shares from the registration requirements of the Securities Act.

      9. Stockholder Rights. Unless and until such time as the Restricted Shares are forfeited by Employee pursuant to Section 4, Employee shall have all the rights of a stockholder, including voting and dividend rights, with respect to the Restricted Shares, including the Restricted Shares held in escrow under
Section 10, subject, however, to the transfer restrictions of Section 6.

      10. Escrow.

            (a) Deposit. Upon issuance, the certificates for the Restricted Shares shall be deposited in escrow with the Assistant Secretary of the Company to be held in accordance with the provisions of this Section 10. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit A. The deposited certificates, together with any other assets or securities that may be deposited from time to time with the Company pursuant to the requirements of the Plan, shall remain in escrow until such time or times as the certificates (or other assets or securities) are to be released or otherwise surrendered for cancellation in accordance with the Plan. Upon delivery of the certificates (or other assets or securities) to the Company, Employee shall be issued an instrument of deposit acknowledging the number of Restricted Shares (or other assets or securities) delivered in escrow to the Assistant Secretary of the Company.

            (b) Release or Surrender. The Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and/or cancellation:

                  (1) As the interest of Employee in the Restricted Shares (or any other assets and securities issued with respect thereto) vests in accordance with Section 3, the certificates for such vested shares (as well as all other assets and securities issued with respect thereto) shall be released from escrow and delivered to Employee within 5 business days following the date such Restricted become so vested, provided such Restricted Shares have not been forfeited pursuant to Section 4.

                  (2) Upon Employee's Termination of Service (as defined in the
            Plan), any escrowed Restricted Shares (or other assets and securities issued with respect thereto) in which Employee is at the time vested shall be promptly released from escrow, provided such Restricted Shares have not been forfeited pursuant to Section 4.

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                  (3) Should Employee forfeit Restricted Shares pursuant to
            Section 4, then the escrowed certificates for such forfeited Restricted Shares (as well as all other assets and securities issued with respect thereto) shall be surrendered to the Company for cancellation concurrently with such forfeiture. Should the Company be required to repurchase the forfeited Restricted Shares pursuant to Section 5, then, concurrently with the payment of the Repurchase Price to Employee for such forfeited Restricted Shares (and all other assets and securities issued with respect thereto), the escrowed certificates for such forfeited Restricted Shares (as well as all other assets and securities issued with respect thereto) shall be surrendered to the Company for cancellation. To facilitate the performance or observance by Employee of this Section 10(b)(3), Employee hereby irrevocably appoints (which appointment is coupled with an interest) the Company as the attorney-in-fact of Employee to transfer any Restricted Shares (as well as other assets and securities issued with respect thereto) so forfeited to the Company, and Employee agrees that the transfer of stock certificates (as well as all other assets and securities issued with respect thereto) with respect to forfeited Restricted Shares shall be specifically performable by the Company in a court of equity or law.

      11. Section 83(b) Election. Employee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the Purchase Price, if any, paid for the Restricted Shares and their fair market value on the date any forfeiture restrictions applicable to such Restricted Shares lapse will be reportable as ordinary income at that time. Employee understands that Employee may elect to be taxed at the time the Restricted Shares are acquired hereunder to the extent the fair market value of the Restricted Shares differs from the Purchase Price, if any, rather than when and as such Restricted Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the I.R.S. within thirty (30) days after the Date of Grant. If the fair market value of the Restricted Shares at the Date of Grant equals the Purchase Price paid (and thus no tax is payable), the election must be made to avoid adverse tax consequences in the future. The form for making this election is attached as Exhibit B hereto. Employee understands that failure to make this filing within the 30-day period will result in the recognition of ordinary income by Employee (in the event the fair market value of the Restricted Shares increases after the date of purchase) as the forfeiture restrictions lapse. EMPLOYEE ACKNOWLEDGES THAT IT IS EMPLOYEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EMPLOYEE'S BEHALF. EMPLOYEE IS RELYING SOLELY ON EMPLOYEE'S ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

      12. Miscellaneous Provisions.

            (a) Employee Undertaking. Employee hereby agrees to take whatever additional action and execute whatever additional documents the Company may in its judgment deem necessary or advisable in order to carry out or effect one or more of the obligations or restrictions, including, without limitation, those set forth in Section 4 and Section 10(b)(3), imposed on either Employee or the Restricted Shares pursuant to the express provisions of the Plan and this Agreement.

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            (b) Adjustment of Restricted Shares. The Restricted Shares subject to this Agreement and the vesting provisions applicable thereto will be adjusted from time to time, as determined by the Company, pursuant to Articles 13, 14 and 15 of the Plan.

            (c) Assignment. The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities. Except as provided in Section 6, the rights and obligations of Employee hereunder may only be assigned with the prior written consent of the Company. This Agreement shall be binding upon and inure to the benefit of the permitted transferees, heirs, executors, administrators, and successors of the parties hereto.

            (d) No Waiver. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition, whether of like or different nature.

            (e) Entire Agreement. The Plan and this Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof.

            (f) Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

            (g) Lapse of this Agreement. This Agreement shall be null and void in the event Employee shall fail to sign and return a counterpart hereof to the Company within thirty (30) days of its delivery to Employee.

            (h) No Contract for Employment. This Agreement does not constitute a contract for employment and shall not affect the right of the Company to terminate Employee's employment for any reason whatsoever.

            (i) Construction. The Company shall have authority to make reasonable constructions of this Agreement and to correct any defect or supply any omission or reconcile any inconsistency in this Agreement, and to prescribe reasonable rules and regulations relating to the administration of this Agreement.

            (j) Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision, provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

            (k) Notice. Any notice relating to this Agreement shall be given in writing and shall be deemed effective upon personal delivery or upon deposit in the United States mail, registered or certified, postage prepaid and addressed to the Company at its main office at 690 E. Lamar Boulevard, Suite No. 200, Arlington, Texas 76011 or to such other address as may be hereafter specified by the Company, to the attention of the Company's Assistant Secretary. All notices to Employee shall be delivered to Employee at Employee's address specified below or to such other address as may be hereafter specified by Employee.

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            (l) Governing Instrument and Law. This Agreement and any Restricted
      Shares issued hereunder shall in all respects be governed by the terms and provisions of the Plan, which terms and provisions are hereby incorporated herein by reference, and by the laws of the State of Texas, and in the event of a conflict between the terms of this Agreement and the terms of the Plan (copy attached), the terms of the Plan shall control.

                                       TANDY BRANDS ACCESSORIES, INC.

                                       By: _____________________________________
                                           J.S.B. Jenkins
                                           President and Chief Executive Officer

Agreed and Accepted:

EMPLOYEE(1)

_________________________________________
_________________________________________
Address:_________________________________
      ___________________________________
      ___________________________________

------------
(1) I have received, completed, executed and retained the I.R.C. Section 83(b) election that was attached hereto as Exhibit B. As set forth in Section 11 above, I understand that I, and not the Company, will be responsible for completing the form and filing the election with the appropriate office of the federal and state tax authorities and that if such filing is not completed within thirty (30) days after the date of this Agreement, I will forfeit the significant tax benefits of Section 83(b). I understand further that such filing should be made by registered or certified mail, return receipt requested, and that I must retain two (2) copies of the completed form for filing with my state and federal tax returns for the current tax year and an additional copy for my records.

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                                    EXHIBIT A

                      ASSIGNMENT SEPARATE FROM CERTIFICATE

      FOR VALUE RECEIVED _____________________________ hereby sells, assigns and transfers unto TANDY BRANDS ACCESSORIES, INC., a Delaware corporation (the "Company"), ______________________ (_________) shares of the common stock of the
Company standing in the name of _________________ on the books of the Company represented by Certificate No. __________ herewith and does hereby irrevocably constitute and appoint the Assistant Secretary of the Company Attorney-in-Fact to transfer the said stock on the books of the within named Company with full power of substitution and resubstitution in the premises.

Dated:______________

_________________________________                _______________________________
(Signature)                                      (Signature of Spouse, if any)

_________________________________                _______________________________
(Print Name)                                     (Print Name)

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                                    EXHIBIT B

                             FORM OF 83(B) ELECTION

      The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to include in his or her gross income for the current taxable year, the amount of any compensation taxable to him or her in connection with his or her receipt of the property described below:

      (1) The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

          Name of Taxpayer:     _________________________________
          Spouse:               _________________________________
          Address of Taxpayer:  _________________________________

          Taxpayer ID No.:      _________________________________
          Spouse's ID No.:      _________________________________
          Taxable Year:         Calendar Year ___________________

      (2) The property with respect to which the election is being made is __________ shares of the common stock of Tandy Brands Accessories, Inc., a Delaware corporation (the "Company").

      (3) The property was issued on ____________, ___________.

      (4) The property is subject to forfeiture if for any reason the undersigned taxpayer's provision of services to the Company is terminated. The forfeiture restrictions lapse on _________________,____________ .

      (5) The fair market value at the time of transfer (determined without regard to any restriction other than a restriction which by its terms will never lapse) is $______ per share.

      (6) The amount paid for such property is $___________ per share.

      (7) A copy of this statement was furnished to the Company for whom the undersigned taxpayer rendered the service underlying the transfer of property.

      (8) This statement is executed as of: ____________________, __________.

Taxpayer                                            Spouse of Taxpayer (if any)

________________________                            _________________________
(Signature)                                         (Signature)

________________________                            _________________________
(Print Name)                                        (Print Name)

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                                CONSENT OF SPOUSE

      I, ________________, spouse of ___________________ ("Employee"), have read and approve the foregoing Agreement. In consideration of granting to Employee, ____________ shares of the common stock of Tandy Brands Accessories, Inc. as set forth in the Agreement, I hereby appoint Employee as my attorney-in-fact in respect to the exercise of any rights under the Agreement and agree to be bound by the provisions of the Agreement insofar as I may have any rights in said Agreement or any shares issued pursuant thereto under the community property laws of the State of Texas or similar laws relating to marital property in effect in the state of our residence as of the date of the signing of the foregoing Agreement.

      Dated:  _________________, ____________.

                                               Spouse of Employee

                                               _________________________________
                                               (Signature)

                                               _________________________________
                                               (Print Name)